UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2008

SureWest Communications
(Exact Name of Registrant as Specified in its Charter)

California	0-556	68-0365195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 772-2000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 9, 2008, SureWest Communications (“SWC”), SureWest Wireless, a wholly-owned direct subsidiary of SWC (“SWW”), and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and, together with SWW, the “Sellers”) completed the previously announced sale and disposition of substantially all of Sellers’ assets and certain liabilities related to the operation of Sellers’ wireless telecommunications system in the Sacramento, Stockton, Modesto and Yuba City-Marysville areas (the “Asset Sale”) to Sacramento-Valley Limited Partnership, a California limited partnership doing business as Verizon Wireless, an affiliate and as assignee of Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”). The Asset Sale was made pursuant to the Asset Purchase Agreement dated January 18, 2008 among SWC, the Sellers and Verizon (the “Agreement”) for an aggregate purchase price of $69 million, subject to a post-closing working capital adjustment. A portion of the purchase price equal to $3.45 million was placed in escrow, half of which will be available for twelve months after the closing and the balance of which will be available for 24 months following the closing, less the amount of any pending claims, in each case, to be held as security for certain losses, if any, incurred by Verizon in the event of (i) any breach of the representations and warranties set forth in the Agreement, (ii) any breach or nonperformance of covenants set forth in the Agreement, and (iii) certain other specified events. The Asset Sale does not include Sellers’ owned communication towers.

The foregoing description of the transactions consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed with the SEC on January 18, 2008.

The registrant’s press release regarding the consummation of Sellers’ sale of assets to Verizon is attached as an exhibit to this Current Report on Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Included in this Current Report (see Index to Financial Statements) are the following unaudited pro forma condensed consolidated financial statements, together with the notes thereto:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008 and December 31, 2007;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2008; and

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2007, 2006 and 2005.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet presents the financial position of SWC at March 31, 2008 and December 31, 2007, giving effect to the Asset Sale as if it occurred on such date. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2008 and for the years ended December 31, 2007, 2006 and 2005 give effect to the Asset Sale as if it occurred at the beginning of each such period. The unaudited pro forma data does not purport to be indicative of the results which would actually have been reported if such dispositions had occurred on such dates or which may be reported in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of SWC and the related notes thereto.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS
By:	/s/ Dan T. Bessey
Dan T. Bessey Vice President and Chief Financial Officer

Date: May 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 9, 2008

INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements:

Introduction	F-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2008	F-3

Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2007	F-4

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2008	F-5

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2007	F-6

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006	F-7

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005	F-8

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-9

Introduction

The following unaudited pro forma condensed consolidated financial statements give effect to the asset sale of SureWest Wireless (“SWW”), a wholly-owned subsidiary of SureWest Communications (“SWC”), and West Coast PCS LLC, a wholly-owned subsidiary of SWW (“West Coast” and, together with SWW, the “Sellers”).

The unaudited pro forma condensed consolidated balance sheet presents the financial position of SWC at March 31, 2008 and December 31, 2007 giving effect to the disposition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2008 and for the years ended December 31, 2007, 2006 and 2005 give effect to the disposition as if it had occurred at the beginning of each such period.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the related notes thereto.

SUREWEST COMMUNICATIONS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2008
(amounts in thousands, except per share data)

		SureWest		Pro Forma
		Wireless Pro		without
	Historical (a)	Forma		SureWest
	March 31, 2008	Adjustments		Wireless
ASSETS
Current assets:
Cash and cash equivalents	$7,702	$69,841	(b)	$73,593
		(3,450)	(c)
		(500)	(d)
Short-term investments	658	-		658
Accounts receivable, net	20,417	-		20,417
Inventories	6,807	-		6,807
Prepaid expenses	3,776	-		3,776
Deferred income taxes	7,526	-		7,526
Other current assets	2,869	1,725	(c)	4,594
Assets of discontinued operations	40,207	(40,207)	(b)	-
Total current assets	89,962	27,409		117,371
Property, plant and equipment, net	505,630	-		505,630
Intangible and other assets:
Customer relationship, net	6,561	-		6,561
Goodwill	51,236	-		51,236
Deferred charges and other assets	5,596	1,725	(c)	7,321
	63,393	1,725		65,118
	$658,985	$29,134		$688,119
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$60,000	$-		$60,000
Current portion of long-term debt and capital lease obligations	15,643	-		15,643
Accounts payable	5,298	-		5,298
Other accrued liabilities	19,155	2,142	(b)	21,297
Current portion of contractual shareable earnings obligations	1,179	-		1,179
Advance billings and deferred revenues	9,198	-		9,198
Accrued income taxes	-	14,220	(b)	14,220
Accrued compensation and pension benefits	7,955	-		7,955
Liabilities of discontinued operations	8,163	(7,663)	(b)	-
		(500)	(d)
Total current liabilities	126,591	8,199		134,790
Long-term debt and capital lease obligations	202,187	-		202,187
Deferred income taxes	48,516	-		48,516
Other liabilities and deferred revenues	18,044	-		18,044

Commitments and contingencies

Shareholders’ equity:
Common stock, without par value; 100,000 authorized, 14,245
shares issued and outstanding at March 31, 2008	152,827	-		152,827
Accumulated other comprehensive loss	(3,876)	-		(3,876)
Retained earnings	114,696	20,935	(b)	135,631
Total shareholders’ equity	263,647	20,935		284,582
	$658,985	$29,134		$688,119

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SUREWEST COMMUNICATIONS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2007
(amounts in thousands, except per share data)

		SureWest			Pro Forma
		Wireless Pro			without
	Historical (a)	Forma			SureWest
	December 31, 2007	Adjustments			Wireless
ASSETS
Current assets:
Cash and cash equivalents	$31,114	$70,460	(b	)	$97,094
		(3,450)	(c	)
		(1,030)	(d	)
Short-term investments	21,151	-			21,151
Accounts receivable, net	19,223	-			19,223
Inventories	4,251	-			4,251
Prepaid expenses	3,462	-			3,462
Deferred income taxes	9,480	-			9,480
Other current assets	3,095	1,725	(c	)	4,820
Assets of discontinued operations	41,147	(41,147)	(b	)	-
Total current assets	132,923	26,558			159,481
Property, plant and equipment, net	346,740	-			346,740
Intangible and other assets:
Goodwill	2,171	-			2,171
Deferred charges and other assets	2,933	1,725	(c	)	4,658
	5,104	1,725			6,829
	$484,767	$28,283			$513,050
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$3,642	$-			$3,642
Accounts payable	2,544	-			2,544
Other accrued liabilities	19,661	2,503	(b	)	22,164
Current portion of contractual shareable earnings obligations	1,597	-			1,597
Advance billings and deferred revenues	7,288	-			7,288
Accrued income taxes	-	14,055	(b	)	14,055
Accrued compensation and pension benefits	8,755	-			8,755
Liabilities of discontinued operations	8,969	(7,939)	(b	)	-
		(1,030)	(d	)
Total current liabilities	52,456	7,589			60,045
Long-term debt and capital lease obligations	118,189	-			118,189
Deferred income taxes	26,030	-			26,030
Other liabilities and deferred revenues	17,089	-			17,089

Commitments and contingencies

Shareholders’ equity:
Common stock, without par value; 100,000 authorized, 14,514
shares issued and outstanding at December 31, 2007	158,870	-			158,870
Accumulated other comprehensive loss	(3,530)	-			(3,530)
Retained earnings	115,663	20,694	(b	)	136,357
Total shareholders’ equity	271,003	20,694			291,697
	$484,767	$28,283			$513,050

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SUREWEST COMMUNICATIONS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008
(amounts in thousands, except per share data)

	Historical (e)	SureWest		Pro Forma
	Three Months	Wireless Pro		without
	Ended March 31,	Forma		SureWest
	2008	Adjustments		Wireless
Operating revenues:
Telecom	$24,578			$24,578
Broadband	27,042			27,042
Total operating revenues	51,620	-		51,620

Operating expenses:
Cost of services and products (exclusive of depreciation
and amortization)	18,968			18,968
Customer operations and selling	7,570			7,570
General and administrative	10,257			10,257
Depreciation and amortization	12,184			12,184
Total operating expenses	48,979	-		48,979

Income from operations	2,641	-		2,641

Other income (expense):
Investment income	334			334
Interest expense	(2,755)			(2,755)
Other, net	1			1
Total other income (expense), net	(2,420)	-		(2,420)

Income from continuing operations before income taxes	221	-		221
Income tax expense	232			232
Loss from continuing operations	(11)	-		(11)
Income from discontinued operations, net of tax	294	294	(f)	-
Net income (loss)	$283	$294		$(11)

Basic earnings per common share:
Income (loss) from continuing operations	$(0.00)			$(0.00)
Discontinued operations, net of tax	0.02			-
Net income (loss) per basic common share	$0.02			$(0.00)

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.00)			$(0.00)
Discontinued operations, net of tax	0.02			-
Net income (loss) per diluted common share	$0.02			$(0.00)
Dividends per share	$0.25			$0.25

Shares of common stock used to calculate
earnings per share:
Basic	14,310			14,310
Diluted	14,310			14,310

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SUREWEST COMMUNICATIONS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(amounts in thousands, except per share data)

	Historical (e)	SureWest		Pro Forma
	Year Ended	Wireless Pro		without
	December 31,	Forma		SureWest
	2007	Adjustments		Wireless
Operating revenues:
Telecom	$105,982			$105,982
Broadband	68,708	489	(g)	69,197
Wireless	32,127	31,638	(f)	-
		(489)	(g)
Total operating revenues	206,817	31,638		175,179

Operating expenses:
Cost of services and products (exclusive of depreciation and
amortization)	73,390	15,309	(f)	58,081
Customer operations and selling	35,151	8,687	(f)	26,464
General and administrative	35,468	2,258	(f)	33,210
Depreciation and amortization	55,011	10,846	(f)	44,165
Impairment loss on LMDS and related assets	5,454	-		5,454
Total operating expenses	204,474	37,100		167,374

Income (loss) from operations	2,343	(5,462)		7,805

Other income (expense):
Investment income	3,147	36	(f)	3,111
Interest expense	(6,429)	73	(f)	(6,502)
Other, net	(140)	-		(140)
Total other income (expense), net	(3,422)	109		(3,531)

Income (loss) from continuing operations before income taxes	(1,079)	(5,353)		4,274
Income tax benefit	(2,864)	(2,260)	(f)	(604)
Income (loss) from continuing operations	1,785	(3,093)		4,878

Discontinued operations, net of tax:
Income from discontinued operations	999	-		999
Gain on sale of discontinued operations	60,156	-		60,156
Total discontinued operations	61,155	-		61,155
Net income (loss)	$62,940	$(3,093)		$66,033

Basic earnings per common share:
Income from continuing operations	$0.12			$0.34
Discontinued operations, net of tax	4.23			4.23
Net income per basic common share	$4.35			$4.57

Diluted earnings per common share:
Income from continuing operations	$0.12			$0.34
Discontinued operations, net of tax	4.22			4.22
Net income per diluted common share	$4.34			$4.56
Dividends per share	$1.00			$1.00

Shares of common stock used to calculate
earnings per share:
Basic	14,450			14,450
Diluted	14,492			14,492

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SUREWEST COMMUNICATIONS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(amounts in thousands, except per share data)

	Historical (e)	SureWest		Pro Forma
	Year Ended	Wireless Pro		without
	December 31,	Forma		SureWest
	2006	Adjustments		Wireless
Operating revenues:
Telecom	$111,581			$111,581
Broadband	59,794	426	(g)	60,220
Wireless	33,324	32,898	(f)	-
		(426)	(g)
Total operating revenues	204,699	32,898		171,801

Operating expenses:
Cost of services and products (exclusive of depreciation
and amortization)	71,192	16,132	(f)	55,060
Customer operations and selling	33,965	7,636	(f)	26,329
General and administrative	32,229	566	(f)	31,663
Depreciation and amortization	59,736	10,675	(f)	49,061
Total operating expenses	197,122	35,009		162,113

Income (loss) from operations	7,577	(2,111)		9,688

Other income (expense):
Investment income	501	2	(f)	499
Interest expense	(6,882)	38	(f)	(6,920)
Other, net	(613)	(4)	(f)	(609)
Total other income (expense), net	(6,994)	36		(7,030)

Income (loss) from continuing operations before income taxes	583	(2,075)		2,658
Income tax expense (benefit)	241	(852)	(f)	1,093
Income (loss) from continuing operations	342	(1,223)		1,565
Income from discontinued operations, net of tax	5,396	-		5,396
Net income (loss)	$5,738	$(1,223)		$6,961

Basic earnings per common share:
Income from continuing operations	$0.02			$0.11
Discontinued operations, net of tax	0.37			0.37
Net income per basic common share	$0.39			$0.48

Diluted earnings per common share:
Income from continuing operations	$0.02			$0.11
Discontinued operations, net of tax	0.37			0.37
Net income per diluted common share	$0.39			$0.48

Dividends per share	$1.00			$1.00

Shares of common stock used to calculate
earnings per share:
Basic	14,531			14,531
Diluted	14,582			14,582

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SUREWEST COMMUNICATIONS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(amounts in thousands, except per share data)

	Historical (e)	SureWest		Pro Forma
	Year Ended	Wireless Pro		without
	December 31,	Forma		SureWest
	2005	Adjustments		Wireless
Operating revenues:
Telecom	$117,910			$117,910
Broadband	49,915	307	(g)	50,222
Wireless	33,495	33,188	(f)	-
		(307)	(g)
Total operating revenues	201,320	33,188		168,132

Operating expenses:
Cost of services and products (exclusive of depreciation
and amortization)	71,196	14,675	(f)	56,521
Customer operations and selling	32,612	7,678	(f)	24,934
General and administrative	37,093	771	(f)	36,322
Depreciation and amortization	53,719	10,554	(f)	43,165
Total operating expenses	194,620	33,678		160,942

Income (loss) from operations	6,700	(490)		7,190

Other income (expense):
Investment income	441	1	(f)	440
Interest expense	(5,675)	42	(f)	(5,717)
Other, net	(414)	(117)	(f)	(297)
Total other income (expense), net	(5,648)	(74)		(5,574)

Income (loss) from continuing operations before income taxes	1,052	(564)		1,616
Income tax expense (benefit)	158	(256)	(f)	414
Income (loss) from continuing operations	894	(308)		1,202
Income from discontinued operations, net of tax	5,484	-		5,484
Net income (loss)	$6,378	$(308)		$6,686

Basic earnings per common share:
Income from continuing operations	$0.06			$0.08
Discontinued operations, net of tax	0.38			0.38
Net income per basic common share	$0.44			$0.46

Diluted earnings per common share:
Income from continuing operations	$0.06			$0.08
Discontinued operations, net of tax	0.38			0.38
Net income per diluted common share	$0.44			$0.46
Dividends per share	$1.00			$1.00

Shares of common stock used to calculate
earnings per share:
Basic	14,552			14,552
Diluted	14,631			14,631

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(Amounts in thousands)

(a)	Reflects the historical financial position of SWC for the date shown.

(b)	Reflects the results of the sale of the assets and certain liabilities of SWW to Verizon Wireless (“Verizon”) summarized as follows:

	March 31, 2008	December 31, 2007

Cash proceeds received at closing	$69,841	$70,460
Less estimated transaction costs	(2,142)	(2,503)
Net Consideration	$67,699	$67,957
Assets of discontinued operations	(40,207)	(41,147)
Liabilities of discontinued operations	7,663	7,939
Estimated gain on sale before income taxes	$35,155	$34,749
Less estimated income taxes	(14,220)	(14,055)
Estimated gain on sale net of income taxes	$20,935	$20,694

The unaudited pro forma condensed consolidated balance sheets reflect an adjustment to retained earnings for the estimated gain on sale net of estimated income taxes calculated above. The cash proceeds and estimated gain on sale calculated above are based on balances as of March 31, 2008 and December 31, 2007 and will be different based on the use of the actual balances at the closing date. It is likely the actual gain could vary based on the post-closing working capital adjustment and future claims, if any, made against the amounts held in escrow. The Company estimates that the gain on the sale of assets net of income taxes, which includes the amount held in escrow, will be in the range of $18,000 to $23,000.

(c)
Reflects the reclassification of proceeds held in escrow, half of which will be available after twelve months and the balance of which will be available 24 months following the closing, less the amount of any pending claims, if any, as described in the asset purchase agreement.

(d)	Reflects the payment of liabilities of discontinued operations which are not assumed by Verizon.

(e)	Reflects the historical operations of SWC for the periods shown.

(f)	Reflects the historical operations of SWW for the periods shown.

(g)
Reflects the reclassification of tower lease revenue associated with the owned communication towers which were excluded from the assets sold to Verizon under the asset purchase agreement. The owned communication towers will continue to be operated by the Broadband segment of SWC.